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                                                                     Exhibit A

                List of Members, Directors and Executive Officers
                              of Reporting Persons



                     UBS CAPITAL JERSEY CORPORATION II LTD.

         The names and titles of the directors and executive officers of UBS Capital Jersey Corporation II, Ltd. and their business addresses and principal occupations are set forth below.


NAME OF DIRECTOR             NATIONALITY     PRINCIPAL OCCUPATION/ADDRESS

Andrew Evans                 British         Finance Director
                                             UBS AG, London Branch
                                             100 Liverpool Street
                                             London

Derek Smith                  British         Managing Director
                                             UBS AG
                                             Pelikanstrasse 6/8
                                             Zurich

Anthony R. Hillman           British         Attorney
                                             Jersey Trust Company
                                             P.O. Box 1075
                                             Elizabeth House
                                             9 Castle Street
                                             St. Helier
                                             Jersey JE4 2QB
                                             Channel Islands

Nigel A. LeQuesne            British         Attorney
                                             Jersey Trust Company
                                             P.O. Box 1075
                                             Elizabeth House
                                             9 Castle Street
                                             St. Helier
                                             Jersey JE4 2QB
                                             Channel Islands

         JTC Management Limited, a limited partnership formed under the laws of Jersey, Channel Islands, serves as the Secretary of the UBS Capital Jersey Corporation II, Ltd. JTC

         Management Limited's address c/o Jersey Trust Company, P.O. Box 1075, Elizabeth House, 9 Castle Street, St. Helier, Jersey JE4 2QB, Channel Islands.


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   UBS CAPITAL AMERICAS III, LLC f/k/a UBS CAPITAL AMERICAS (LA-ADVISOR) LLC

         The names and titles of the managers of UBS Capital Americas III, LLC f/k/a UBS Capital Americas (LA-Advisor) LLC and their business addresses and principal occupations are set forth below.


NAME OF MANAGER              NATIONALITY     PRINCIPAL OCCUPATION/ADDRESS

Michael Greene               American        Principal
                                             299 Park Avenue
                                             New York, NY 10171

Justin S. Maccarone          American        Principal
                                             299 Park Avenue
                                             New York, NY 10171

George A. Duarte             American        Principal
                                             299 Park Avenue
                                             New York, NY 10171

Charles J. Santos-Buch       American        Principal
                                             299 Park Avenue
                                             New York, NY 10171

James A. Breckenridge        American        Principal
                                             299 Park Avenue
                                             New York, NY 10171

Hyunja F. Laskin             American        Principal
                                             299 Park Avenue
                                             New York, NY 10171

Lawrence Handen              American        Principal
                                             299 Park Avenue
                                             New York, NY 10171

Gesuele C. Capone            American        Principal
                                             299 Park Avenue
                                             New York, NY 10171

Luiz Spinola                 Brazilian       Transactor
                                             Av. Juscelino Kubitschek
                                             50 6 andar
                                             04543-000 Sao Paolo - SP,
                                             Brazil

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                                     UBS AG

         The names and titles of the members of the Group Executive Board, directors and executive officers of UBS AG and their business addresses and principal occupations are set forth below.

DIRECTORS


NAME OF DIRECTOR             NATIONALITY     ADDRESS

Chairman:                    Swiss           President des Verwaltungsrates
Marcel Ospel                                 UBS AG
                                             Aeschenplatz 6
                                             4002 Basle

Vice Chairman:               Swiss           Vize president des Verwaltungsrates
Alberto Togni                                UBS AG
                                             Aeschenplatz 6
                                             4002 Basle

Vice Chairman:               Dutch           Vice Chairman
Joannes A. de Gier                           UBS AG
                                             1 Curzon Street
                                             London

Ernesto Bertarelli           Swiss           Chief Executive Officer
                                             Serono International S.A.
                                             Ch. des Mines 15 bis, Geneva 20
                                             Switzerland 1211

Peter Bockli                 Swiss           Advocat
                                             Bockli Thomann & Parmer
                                             St. Jakobs-Strasse 41
                                             P.O. Box 2342
                                             4002 Bsle

Sir Peter Davis              British         Group Chief Executive
                                             J. Sainsbury plc
                                             Stamford House
                                             Stamford Street
                                             London SE1 9LL

Dr. Rolf A. Meyer            Swiss           Consultant
                                             Heiniweidstrasse 18
                                             8806 Bach
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Hans Peter Ming              Swiss           Director of Sika Finanz AG
                                             Wiesenstrasse 7
                                             8008 Zurich

Lawrence A. Weinbach         American        Chairman, President and
                                             Chief Executive Officer
                                             UNYSIS Corporation
                                             P.O. Box 500
                                             Blue Bell, PA

         That the names, nationalities and addresses of other responsible persons of the Company are as follows:


NAME                         NATIONALITY     PRINCIPAL OCCUPATION/ADDRESS

Peter Wuffli                 Swiss           President
                                                UBS AG
                                             Aeschenplatz 6
                                             4002 Basle

Georges Gagnebin             Swiss           CEO - Private Banking
                                                UBS AG
                                             Bahnhofstrasse 45
                                             8021 Zurich

Joseph J. Grano              American        President and CEO
                                             1285 Avenue of the Americas
                                             New York, NY

Stephan Haeringer            Swiss           CEO
                                             UBS Switzerland
                                                UBS AG
                                             Bahnhofstrasse 45
                                             8021 Zurich

John Costas                  American        Chairman and CEO
                                             UBS Warburg
                                             UBS AG
                                             677 Washington Blvd.
                                             Stamford, CT 06901

John A. Fraser               Australian      Chairman and CEO
                                             UBS Global Asset Management
                                             21 Lombard St.
                                             London, UK
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Peter Kurer                  Swiss           Group General Counsel
                                             Bahnhofstrasse 45
                                             Zurich, Switzerland

Marcel Rohner                Swiss           UBS Wealth Management and
                                             Business Banking
                                             Baerengasse 16
                                             Zurich, Switzerland

Clive Standish               British         Chairman and CEO Asia Pacific
                                             530 Collins Street
                                             Melbourne, Australia

Mark B. Sutton               American        President and CEO
                                             UBS Painewebber
                                             1200 Harbor Blvd.
                                             Weehawken, NJ 07086